    As filed with the Securities and Exchange Commission on October 25, 2002
                                                   Registration No. 333-________

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                             POLYMEDICA CORPORATION
             (Exact name of registrant as specified in its charter)


                MASSACHUSETTS                          04-3033368
       (State or other jurisdiction of              (I.R.S. Employer
       incorporation or organization)             Identification Number)


  11 STATE STREET, WOBURN, MASSACHUSETTS                  01801
 (Address of Principal Executive Offices)               (Zip Code)


                            2000 STOCK INCENTIVE PLAN
                            (Full title of the Plan)


                          THOMAS L. BARRETTE, JR., ESQ.
                                HALE AND DORR LLP
                                 60 STATE STREET
                                BOSTON, MA 02109
                     (Name and address of agent for service)

                                 (617) 526-6000
          (Telephone number, including area code, of agent for service)

                                          CALCULATION OF REGISTRATION FEE
---------------------------------- ----------------- ------------------------- ------------------------- -----------------
                                       Number of          Proposed maximum          Proposed maximum          Amount of
        Title of securities            Shares to           offering price          aggregate offering        registration
          to be registered           be Registered           per share                   price                   fee
---------------------------------- ----------------- ------------------------- ------------------------- -----------------
Common Stock $.01 par value            500,000               $28.39(1)                $14,195,000             $1,305.94
(including the associated
Preferred Stock Purchase Rights)
---------------------------------- ----------------- ------------------------- ------------------------- -----------------

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rules 457(c) and 457(h) of the Securities Act of 1933, as amended, and based upon the average of the high and low price of the Registrant's Common Stock as reported on the Nasdaq National Market on October 18, 2002.

                     STATEMENT OF INCORPORATION BY REFERENCE

         This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8, File No. 333-49356, filed with the Securities and Exchange Commission on November 6, 2000 by PolyMedica Corporation (the "Registrant"), relating to the Registrant's 2000 Stock Incentive Plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Woburn, Massachusetts, on the 25th day of October, 2002.


                                          POLYMEDICA CORPORATION


                                          By:  /s/ Samuel L. Shanaman
                                               ---------------------------------
                                               Samuel L. Shanaman
                                               Interim Chief Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of PolyMedica Corporation hereby severally constitute and appoint Samuel L. Shanaman, Eric G. Walters and John K. P. Stone, III, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable PolyMedica Corporation to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                          TITLE                                     DATE
---------                                          -----                                     ----
/s/ Samuel L. Shanaman           Interim Chief Executive Officer and                   October 25, 2002
------------------------------   Director (Principal Executive Officer)
Samuel L. Shanaman

/s/ Eric G. Walters              Executive Vice President and Clerk                    October 25, 2002
------------------------------   (Principal Financial Officer)
Eric G. Walters


/s/ Stephen C. Farrell           Chief Financial Officer (Principal                    October 25, 2002
------------------------------   Accounting Officer)
Stephen C. Farrell

/s/ Steven J. Lee                Chairman of the Board of Directors                    October 25, 2002
------------------------------
Steven J. Lee

/s/ John K. P. Stone, III        Vice Chairman of the Board of Directors,              October 25, 2002
-------------------------        General Counsel and Senior Vice President
John K. P. Stone, III

                                 Director                                              October __, 2002
------------------------------
Frank W. LoGerfo

/s/ Daniel S. Bernstein          Director                                              October 25, 2002
------------------------------
Daniel S. Bernstein

/s/ Marcia J. Hooper             Director                                              October 25, 2002
------------------------------
Marcia J. Hooper

/s/ Thomas S. Soltys             Director                                              October 25, 2002
-------------------------------
Thomas S. Soltys

/s/ Herbert A. Denton            Director                                              October 25, 2002
-------------------------------
Herbert A. Denton

                                 Director                                              October __, 2002
-------------------------------
Edward A. Burkhardt

                                 Director                                              October __, 2002
-------------------------------
Walter R. Maupay, Jr.

                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION
-----------                         -----------

    4.1         Restated Articles of Organization of the Registrant(1)

    4.2         Restated By-Laws of the Registrant(1)

    4.3 Rights Agreement dated September 13, 2002, between the Registrant and EquiServe Trust Company, as Rights Agent(2)

    5.1         Opinion of Hale and Dorr LLP

   23.1         Consent of Hale and Dorr LLP (included in Exhibit 5.1)

   23.2         Consent of PricewaterhouseCoopers LLP

   24.1         Power of Attorney (Included on Signature Page)


(1) Incorporated herein by reference to Exhibit 3.1 and Exhibit 3.2 of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, filed with the Securities and Exchange Commission on November 14, 2001.

(2) Incorporated herein by reference to the Company's Current Report on Form 8-K, dated as of September 12, 2002.